Exhibit 10.29

FIFTH AMENDMENT TO

EMPLOYMENT AGREEMENT

WHEREAS, Casual Male Retail Group, Inc., (formerly Designs, Inc., “CMRG”) and Dennis R. Hernreich (“Executive”) entered into a certain Employment Agreement dated as of August 14, 2000, as amended by Letter Agreement dated April 25, 2001, Second Amendment to Employment Agreement dated January 30, 2003, Third Amendment to Employment Agreement dated July 9, 2003 and by Fourth Amendment to Employment Agreement dated June 29, 2004 (hereinafter referred to as the “Agreement”); and

WHEREAS, Company and Executive wish to amend, modify and/or restate certain terms, provisions, conditions, and covenants of the Agreement.

NOW, THEREFORE, in consideration of the foregoing, and of the promises, covenants, conditions and agreements contained herein, and for One Dollar ($1.00) and for other good and valuable consideration, the receipt and sufficiency of which is hereby expressly acknowledged, the Company and Executive hereby agree to amend the Agreement as follows:

1.	Section 3(a) of the Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

“3.	COMPENSATION

(a) As compensation for the employment services to be rendered by the Executive hereunder, the Company agrees to pay to Executive, and Executive agrees to accept, payable in equal installments in accordance with Company practice, an annual base salary of $460,000, effective as of May 9, 2005.”

2.	Except as herein specifically modified and amended, all of the terms, provisions, conditions, and covenants of the Agreement shall continue in full force and effect and shall be deemed unchanged except to the extend modified and amended herein.

IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment to Employment Agreement as a sealed instrument, in any number of counterpart copies, each of which shall be deemed an original for all purposes, as of May 9, 2005.

CASUAL MALE RETAIL GROUP, INC. (Company)

By:	/s/ DAVID A. LEVIN	May 27, 2005
	David A. Levin	Date
President and Chief Executive Officer

EXECUTIVE

	/s/ DENNIS R. HERNREICH	May 27, 2005
	Dennis R. Hernreich	Date